RYDEX SERIES FUNDS

Nova Fund, S&P 500 Fund, Inverse S&P 500 Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, and Inverse Russell 2000® Strategy Fund (collectively, the “Funds”)

Supplement dated June 6, 2012

to each of the currently effective Statutory Prospectuses for the Funds listed above dated August 1, 2011, as supplemented

This supplement provides new and additional information beyond that contained in the Funds’ currently effective Statutory Prospectuses and should be read in conjunction with those Statutory Prospectuses.

Effective August 1, 2012, the Funds’ afternoon transaction cut-off time for shareholder transaction orders made via the Internet will be extended from 3:50 p.m. to 3:55 p.m., Eastern Time.

The Funds’ transaction cut-off times are set forth below.

METHOD	FUND	MORNING CUT-OFF TIME	AFTERNOON CUT-OFF TIME
By Mail	All Funds	Not Available	4:00 P.M., Eastern Time or earlier market close

By Phone	All Funds - except for the S&P 500 Fund and Russell 2000® Fund	Not Available	3:45 P.M., Eastern Time

	S&P 500 Fund and Russell 2000® Fund	10:30 A.M., Eastern Time	3:45 P.M., Eastern Time

By Internet	All Funds - except for the S&P 500 Fund and Russell 2000® Fund	Not Available	3:55 P.M., Eastern Time

	S&P 500 Fund and Russell 2000® Fund	10:30 A.M., Eastern Time	3:55 P.M., Eastern Time

By Financial Intermediary	All Funds - except for the S&P 500 Fund and Russell 2000® Fund	Not Available	4:00 P.M., Eastern Time or earlier market close*

	S&P 500 Fund and Russell 2000® Fund	10:30 A.M., Eastern Time*	4:00 P.M., Eastern Time or earlier market close*

*	Each financial intermediary may have its own rules about share transactions and may have earlier cut-off times for processing your transaction order. In addition, some intermediaries may not offer intraday trading or pricing regardless of when you place your order with your intermediary. All orders received in good order by a financial intermediary that does not offer intraday pricing will be priced at the Funds’ afternoon NAV. For more information about your financial intermediary rules and procedures you should contact your financial intermediary directly.

For more information about buying, selling and exchanging fund shares, including additional information about the Funds’ transaction cut-off times, please review the information under “Buying, Selling and Exchanging Fund Shares” in the Funds’ Prospectuses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

RYDEX SERIES FUNDS

Long/Short Commodities Strategy Fund

Supplement dated June 6, 2012

to each of the currently effective Statutory Prospectuses for the Fund listed above dated May 1, 2012, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Fund’s currently effective Statutory Prospectuses and should be read in conjunction with those Statutory Prospectuses.

In the Fund’s summary section, under the heading “Principal Investment Strategies,” the first sentence is deleted in its entirety and replaced with the following:

The Fund seeks to achieve positive total returns, consisting of capital growth and income, with less volatility than the broad commodity markets.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.